UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2017

Date of reporting period:	January 1, 2017 — June 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Semiannual report
6 | 30 | 17

Putnam VT
High Yield Fund

Message from the Trustees

August 8, 2017

Dear Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find a summary of your fund’s performance for the reporting period.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention, and factors related to a specific issuer or industry. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Performance summary (as of 6/30/17)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value June 30, 2017

Class IA: $6.36	Class IB: $6.30

Total return at net asset value

			JPMorgan
			Developed
(as of 6/30/17)	Class IA shares*	Class IB shares†	High Yield Index‡

6 months	4.11%	3.85%	4.85%

1 year	11.48	11.09	13.36

5 years	36.21	34.34	41.25
Annualized	6.38	6.08	7.15

10 years	88.92	84.44	113.93
Annualized	6.57	6.31	7.90

Life	775.92	726.38	—
Annualized	7.66	7.44	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund	1

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/17 to 6/30/17. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal
year ended 12/31/16	0.72%	0.97%

Annualized expense ratio for the six-month
period ended 6/30/17	0.72%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 6/30/17		ended 6/30/17

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.64	$4.90	$3.61	$4.86

Ending value
(after
expenses)	$1,041.10	$1,038.50	$1,021.22	$1,019.98

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/17. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Your fund’s managers

Portfolio Manager Paul D. Scanlon, CFA, is Co-Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin at Putnam.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2	Putnam VT High Yield Fund

The fund’s portfolio 6/30/17 (Unaudited)

CORPORATE BONDS AND NOTES (86.3%)*	Principal amount	Value

Advertising and marketing services (0.5%)
Lions Gate Entertainment Corp. 144A sr. unsec.
unsub. notes 5.875%, 11/1/24	$485,000	$508,038

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.875%, 3/15/25	355,000	371,863

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.625%, 2/15/24	315,000	329,569

		1,209,470
Automotive (0.5%)
IHO Verwaltungs GmbH 144A sr. notes 4.75%,
9/15/26 (Germany) ‡‡	330,000	333,713

Navistar International Corp. company
guaranty sr. unsec. notes 8.25%, 11/1/21	791,000	798,910

		1,132,623
Broadcasting (2.2%)
CBS Radio, Inc. 144A company guaranty sr. unsec.
notes 7.25%, 11/1/24	150,000	154,500

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. sub. notes 7.625%, 3/15/20	295,000	293,156

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6.50%, 11/15/22	270,000	277,479

Gray Television, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 7/15/26	445,000	453,900

iHeartCommunications, Inc. company
guaranty sr. notes 9.00%, 12/15/19	740,000	580,900

Nexstar Broadcasting, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 8/1/24	735,000	744,188

Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 8/1/24	710,000	728,638

Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. sub. notes 6.00%, 7/15/24	320,000	340,000

Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	345,000	347,156

Townsquare Media, Inc. 144A company
guaranty sr. unsec. notes 6.50%, 4/1/23	355,000	356,775

Tribune Media Co. company guaranty sr. unsec.
notes 5.875%, 7/15/22	295,000	309,013

Univision Communications, Inc. 144A company
guaranty sr. sub. notes 5.125%, 2/15/25	465,000	460,931

		5,046,636
Building materials (1.1%)
American Builders & Contractors Supply Co., Inc.
144A sr. unsec. notes 5.75%, 12/15/23	710,000	750,825

Masonite International Corp. 144A company
guaranty sr. unsec. notes 5.625%, 3/15/23	710,000	741,950

Standard Industries, Inc. 144A sr. unsec.
notes 6.00%, 10/15/25	255,000	272,850

Standard Industries, Inc. 144A sr. unsec.
notes 5.375%, 11/15/24	470,000	495,263

Standard Industries, Inc. 144A sr. unsec.
notes 5.00%, 2/15/27	320,000	326,400

		2,587,288
Capital goods (6.8%)
Advanced Disposal Services, Inc. 144A sr. unsec.
notes 5.625%, 11/15/24	835,000	860,050

Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 5.00%, 10/1/24	630,000	643,388

Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/24 (Ireland)	885,000	966,863

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount	Value

Capital goods cont.
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. unsec.
notes 6.00%, 2/15/25 (Ireland)	$370,000	$388,500

ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 6.50%, 6/15/23 (Canada)	295,000	307,538

Belden, Inc. 144A company guaranty sr. unsec.
sub. notes 5.50%, 9/1/22	130,000	133,900

Belden, Inc. 144A company guaranty sr. unsec.
sub. notes 5.25%, 7/15/24	790,000	817,650

Berry Plastics Corp. company
guaranty notes 6.00%, 10/15/22	205,000	218,581

Bombardier, Inc. 144A sr. unsec. notes 8.75%,
12/1/21 (Canada)	625,000	693,750

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6.875%, 12/15/20	800,000	882,000

Crown Cork & Seal Co., Inc. company
guaranty sr. unsec. bonds 7.375%, 12/15/26	215,000	248,863

Gates Global, LLC/Gates Global Co. 144A company
guaranty sr. unsec. notes 6.00%, 7/15/22	1,165,000	1,165,000

Great Lakes Dredge & Dock Corp. 144A company
guaranty sr. unsec. notes 8.00%, 5/15/22	570,000	580,688

KLX, Inc. 144A company guaranty sr. unsec.
notes 5.875%, 12/1/22	690,000	724,500

Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	555,000	718,591

Manitowoc Foodservice, Inc. sr. unsec.
notes 9.50%, 2/15/24	945,000	1,096,200

MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4.875%, 3/15/23	705,000	703,238

Moog, Inc. 144A company guaranty sr. unsec.
notes 5.25%, 12/1/22	205,000	213,200

Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5.375%, 3/1/25	305,000	320,250

Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5.375%, 3/1/22	425,000	440,938

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
company guaranty sr. unsec. unsub. notes 7.00%,
7/15/24	250,000	268,179

Tennant Co. 144A company guaranty sr. unsec.
notes 5.625%, 5/1/25	95,000	99,275

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 12/15/24	485,000	500,763

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5.00%, 7/15/26	200,000	202,250

TI Group Automotive Systems, LLC 144A sr. unsec.
notes 8.75%, 7/15/23 (United Kingdom)	1,190,000	1,258,425

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.50%, 5/15/25	170,000	172,975

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.375%, 6/15/26	325,000	329,875

ZF North America Capital, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.75%, 4/29/25	570,000	601,350

		15,556,780
Chemicals (4.1%)
A Schulman, Inc. company guaranty sr. unsec.
unsub. notes 6.875%, 6/1/23	435,000	460,013

Alpha 3 BV/Alpha US Bidco, Inc. 144A company
guaranty sr. unsec. notes 6.25%, 2/1/25
(Netherlands)	600,000	615,750

Axalta Coating Systems, LLC 144A company
guaranty sr. unsec. unsub. notes 4.875%, 8/15/24	385,000	397,513

Putnam VT High Yield Fund	3

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount	Value

Chemicals cont.
Blue Cube Spinco, Inc. company
guaranty sr. unsec. unsub. notes 9.75%, 10/15/23	$550,000	$665,500

Chemours Co. (The) company guaranty sr. unsec.
notes 5.375%, 5/15/27	305,000	314,879

Chemours Co. (The) company guaranty sr. unsec.
unsub. notes 7.00%, 5/15/25	455,000	495,950

Chemours Co. (The) company guaranty sr. unsec.
unsub. notes 6.625%, 5/15/23	220,000	232,650

Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 7/15/24	690,000	681,375

GCP Applied Technologies, Inc. 144A company
guaranty sr. unsec. notes 9.50%, 2/1/23	765,000	870,188

Kraton Polymers, LLC/Kraton Polymers
Capital Corp. 144A company guaranty sr. unsec.
notes 10.50%, 4/15/23	375,000	433,125

Kraton Polymers, LLC/Kraton Polymers
Capital Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/25	255,000	267,750

NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	488,000	485,560

NOVA Chemicals Corp. 144A sr. unsec.
notes 4.875%, 6/1/24 (Canada)	272,000	270,980

Platform Specialty Products Corp. 144A sr. unsec.
notes 10.375%, 5/1/21	75,000	82,969

Platform Specialty Products Corp. 144A sr. unsec.
notes 6.50%, 2/1/22	280,000	289,100

SPCM SA 144A sr. unsec. notes 4.875%, 9/15/25
(France)	570,000	579,263

Tronox Finance, LLC company guaranty sr. unsec.
notes 6.375%, 8/15/20	125,000	125,313

Tronox Finance, LLC 144A company
guaranty sr. unsec. notes 7.50%, 3/15/22	535,000	551,050

Univar USA, Inc. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/23	460,000	479,550

Venator Finance Sarl/Venator Materials Corp. 144A
sr. unsec. notes 5.75%, 7/15/25 (Luxembourg)	300,000	303,000

WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/24	785,000	838,969

		9,440,447
Commercial and consumer services (0.9%)
Alpine Finance Merger Sub, LLC 144A sr. unsec.
notes 6.875%, 8/1/25	105,000	106,838

CDK Global, Inc. 144A sr. unsec. bonds 4.875%,
6/1/27	195,000	200,363

Gartner, Inc. 144A company guaranty sr. unsec.
notes 5.125%, 4/1/25	370,000	388,652

GW Honos Security Corp. 144A company
guaranty sr. unsec. notes 8.75%, 5/15/25
(Canada)	525,000	548,625

IHS Markit Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)	200,000	214,750

Sabre GLBL, Inc. 144A company
guaranty sr. notes 5.375%, 4/15/23	510,000	531,675

		1,990,903
Communication services (10.1%)
Altice Financing SA 144A company
guaranty sr. notes 6.625%, 2/15/23 (Luxembourg)	200,000	211,750

Altice Finco SA 144A company guaranty sr. unsec.
unsub. notes 7.625%, 2/15/25 (Luxembourg)	600,000	645,000

Altice SA 144A company guaranty sr. unsec.
notes 7.75%, 5/15/22 (Luxembourg)	1,090,000	1,156,763

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount	Value

Communication services cont.
Cablevision Systems Corp. sr. unsec.
unsub. notes 8.00%, 4/15/20	$75,000	$83,531

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 5/1/26	450,000	477,563

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. notes 5.875%, 4/1/24	1,210,000	1,290,163

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. notes 5.75%, 2/15/26	215,000	230,050

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. unsub. notes 5.125%, 5/1/23	155,000	162,750

Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. sub. notes 7.75%, 7/15/25	200,000	221,000

Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 12/15/21	795,000	809,652

Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 12/15/21	270,000	274,725

CommScope Technologies Finance, LLC 144A
sr. unsec. notes 6.00%, 6/15/25	810,000	864,675

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%,
6/1/24	1,130,000	1,152,713

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%,
11/15/21	180,000	199,350

CSC Holdings, LLC 144A sr. unsec.
unsub. notes 10.125%, 1/15/23	1,005,000	1,165,800

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%,
9/30/20 (Jamaica)	650,000	607,685

Digicel, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 3/1/23 (Jamaica)	520,000	488,800

DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 11/15/24	315,000	336,096

Frontier Communications Corp. sr. unsec.
notes 11.00%, 9/15/25	240,000	222,600

Frontier Communications Corp. sr. unsec.
notes 10.50%, 9/15/22	605,000	578,531

Frontier Communications Corp. sr. unsec.
unsub. notes 7.625%, 4/15/24	140,000	115,325

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7.50%, 4/1/21
(Bermuda)	75,000	69,188

Intelsat Jackson Holdings SA 144A sr. unsec.
notes 9.75%, 7/15/25 (Bermuda) ##	465,000	464,419

Intelsat Luxembourg SA company
guaranty sr. unsec. bonds 7.75%, 6/1/21
(Luxembourg)	160,000	88,000

Intelsat Luxembourg SA company
guaranty sr. unsec. sub. bonds 8.125%, 6/1/23
(Luxembourg)	675,000	356,063

Neptune Finco Corp. 144A sr. unsec.
unsub. notes 10.875%, 10/15/25	200,000	240,750

Quebecor Media, Inc. sr. unsec.
unsub. notes 5.75%, 1/15/23 (Canada)	110,000	116,600

SFR Group SA 144A company
guaranty sr. notes 7.375%, 5/1/26 (France)	510,000	553,350

SFR Group SA 144A company
guaranty sr. notes 6.00%, 5/15/22 (France)	365,000	381,425

Sprint Capital Corp. company guaranty sr. unsec.
unsub. notes 6.875%, 11/15/28	1,565,000	1,739,607

Sprint Corp. company guaranty sr. unsec.
sub. notes 7.875%, 9/15/23	1,050,000	1,207,500

4	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount	Value

Communication services cont.
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.25%, 9/15/21	$1,185,000	$1,316,831

Sprint Spectrum Co., LLC/Sprint Spectrum Co.
II, LLC/Sprint Spectrum Co. III, LL 144A company
guaranty sr. notes 3.36%, 9/20/21	160,000	161,400

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6.625%, 4/1/23	545,000	575,656

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6.375%, 3/1/25	860,000	929,875

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 5.375%, 4/15/27	485,000	520,163

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.125%, 1/15/22	280,000	294,000

Unitymedia GmbH 144A company
guaranty sr. notes 6.125%, 1/15/25 (Germany)	200,000	214,500

Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	225,000	231,188

Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5.00%, 7/15/22 (Canada)	685,000	727,813

Virgin Media Finance PLC 144A company
guaranty sr. unsec. notes 6.375%, 4/15/23
(United Kingdom)	285,000	299,250

Virgin Media Finance PLC 144A company
guaranty sr. unsec. unsub. notes 5.75%, 1/15/25
(United Kingdom)	270,000	280,125

West Corp. 144A company guaranty sr. unsec.
sub. notes 5.375%, 7/15/22	365,000	367,281

WideOpenWest Finance, LLC/WideOpenWest
Capital Corp. company guaranty sr. unsec.
sub. notes 10.25%, 7/15/19	276,000	284,280

Windstream Services, LLC company
guaranty sr. unsec. notes 6.375%, 8/1/23	495,000	408,684

		23,122,470
Construction (3.1%)
Beacon Roofing Supply, Inc. company
guaranty sr. unsec. unsub. notes 6.375%, 10/1/23	665,000	714,875

BMC East, LLC 144A company
guaranty sr. notes 5.50%, 10/1/24	720,000	752,400

Builders FirstSource, Inc. 144A company
guaranty sr. unsec. notes 10.75%, 8/15/23	594,000	689,040

Builders FirstSource, Inc. 144A company
guaranty sr. unsub. notes 5.625%, 9/1/24	835,000	869,444

Cemex Finance, LLC 144A company
guaranty sr. notes 9.375%, 10/12/22 (Mexico)	425,000	451,563

Cemex Finance, LLC 144A company
guaranty sr. notes 6.00%, 4/1/24 (Mexico)	615,000	653,499

Cemex SAB de CV 144A company
guaranty sr. sub. notes 5.70%, 1/11/25 (Mexico)	200,000	212,700

CPG Merger Sub, LLC 144A company
guaranty sr. unsec. notes 8.00%, 10/1/21	255,000	265,838

U.S. Concrete, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 6/1/24	600,000	633,000

U.S. Concrete, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.375%, 6/1/24	230,000	242,650

USG Corp. 144A company guaranty sr. unsec.
bonds 4.875%, 6/1/27	345,000	354,919

USG Corp. 144A company guaranty sr. unsec.
notes 5.50%, 3/1/25	440,000	467,500

Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. notes 6.00%, 2/1/23	870,000	846,075

		7,153,503

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount	Value

Consumer (0.2%)
Spectrum Brands, Inc. company guaranty sr.
unsec. notes 5.75%, 7/15/25	$220,000	$235,972

Spectrum Brands, Inc. company guaranty sr.
unsec. unsub. notes 6.125%, 12/15/24	300,000	321,375

		557,347
Consumer staples (4.1%)
1011778 BC ULC/New Red Finance, Inc. 144A
company guaranty notes 6.00%, 4/1/22 (Canada)	225,000	233,156

1011778 BC ULC/New Red Finance, Inc. 144A
company guaranty sr. notes 4.625%,
1/15/22 (Canada)	240,000	245,100

1011778 BC ULC/New Red Finance, Inc. 144A
company guaranty sr. sub. notes 4.25%,
5/15/24 (Canada)	370,000	367,665

BlueLine Rental Finance Corp./BlueLine
Rental, LLC 144A company
guaranty sub. notes 9.25%, 3/15/24	845,000	878,800

Brand Energy & Infrastructure Services, Inc. 144A
sr. unsec. notes 8.50%, 7/15/25	310,000	320,850

CEC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 8.00%, 2/15/22	655,000	682,838

Ceridian HCM Holding, Inc. 144A sr. unsec.
notes 11.00%, 3/15/21	1,295,000	1,367,844

Dean Foods Co. 144A company guaranty sr. unsec.
notes 6.50%, 3/15/23	680,000	715,700

Fresh Market, Inc. (The) 144A company
guaranty sr. notes 9.75%, 5/1/23	375,000	314,531

High Ridge Brands Co. 144A company
guaranty sr. unsec. notes 8.875%, 3/15/25	380,000	378,575

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.25%, 6/1/26	405,000	426,263

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.00%, 6/1/24	405,000	422,213

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 4.75%, 6/1/27	240,000	245,100

Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	490,000	507,763

Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 11/1/24	120,000	123,600

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	295,000	302,006

Pilgrim’s Pride Corp. 144A company
guaranty sr. unsec. notes 5.75%, 3/15/25	290,000	290,725

Prestige Brands, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 12/15/21	180,000	185,400

Revlon Consumer Products Corp. company
guaranty sr. unsec. notes 6.25%, 8/1/24	295,000	256,650

Revlon Consumer Products Corp. company
guaranty sr. unsec. sub. notes 5.75%, 2/15/21	530,000	487,600

Rite Aid Corp. 144A company guaranty sr. unsec.
unsub. notes 6.125%, 4/1/23	755,000	741,316

		9,493,695
Energy (10.3%)
Alliance Resource Operating Partners LP/Alliance
Resource Finance Corp. 144A sr. unsec.
notes 7.50%, 5/1/25	230,000	241,788

Alta Mesa Holdings LP/Alta Mesa Finance
Services Corp. 144A company guaranty sr. unsec.
notes 7.875%, 12/15/24	865,000	871,488

Antero Resources Corp. company
guaranty sr. unsec. notes 5.625%, 6/1/23	185,000	187,313

Putnam VT High Yield Fund	5

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount	Value

Energy cont.
Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5.125%, 12/1/22	$275,000	$275,600

Antero Resources Finance Corp. company
guaranty sr. unsec. sub. notes 5.375%, 11/1/21	190,000	191,900

Ascent Resources Utica Holdings, LLC/ARU
Finance Corp. 144A sr. unsec. notes 10.00%,
4/1/22	245,000	245,000

Baytex Energy Corp. 144A company
guaranty sr. unsec. sub. notes 5.125%, 6/1/21
(Canada)	80,000	70,500

Calfrac Holdings LP 144A company
guaranty sr. unsec. unsub. notes 7.50%, 12/1/20	270,000	232,200

California Resources Corp. company
guaranty sr. unsec. sub. notes 5.00%, 1/15/20	315,000	211,050

California Resources Corp. 144A company
guaranty notes 8.00%, 12/15/22	671,000	424,408

Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	460,000	483,575

Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.875%, 3/31/25	1,035,000	1,103,569

Cheniere Corpus Christi Holdings, LLC 144A
company guaranty sr. bonds 5.125%, 6/30/27	370,000	379,250

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 5.75%, 3/15/23	295,000	265,500

Chesapeake Energy Corp. 144A company
guaranty notes 8.00%, 12/15/22	314,000	332,055

Chesapeake Energy Corp. 144A company
guaranty sr. unsec. bonds 8.00%, 6/15/27	155,000	152,288

Chesapeake Energy Corp. 144A company
guaranty sr. unsec. notes 8.00%, 1/15/25	300,000	297,000

Concho Resources, Inc. company
guaranty sr. unsec. notes 5.50%, 4/1/23	990,000	1,019,700

Concho Resources, Inc. company
guaranty sr. unsec. notes 4.375%, 1/15/25	380,000	387,600

Continental Resources, Inc. company
guaranty sr. unsec. bonds 4.90%, 6/1/44	345,000	288,075

Continental Resources, Inc. company
guaranty sr. unsec. notes 3.80%, 6/1/24	220,000	201,436

Continental Resources, Inc. company
guaranty sr. unsec. sub. notes 5.00%, 9/15/22	100,000	98,125

Continental Resources, Inc. company
guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	395,000	377,225

Covey Park Energy, LLC/Covey Park Finance Corp.
144A company guaranty sr. unsec. notes 7.50%,
5/15/25	290,000	290,000

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6.375%, 8/15/21	380,000	228,000

Denbury Resources, Inc. 144A company
guaranty notes 9.00%, 5/15/21	584,000	556,260

Diamondback Energy, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 5/31/25	735,000	746,025

Diamondback Energy, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 11/1/24	195,000	194,025

Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. notes 8.125%, 9/15/23	575,000	607,344

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. notes 7.75%, 9/1/22	80,000	47,200

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. sub. notes 9.375%,
5/1/20	680,000	533,800

EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty notes 8.00%, 2/15/25	265,000	197,425

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount	Value

Energy cont.
EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty sr. notes 8.00%, 11/29/24	$155,000	$154,613

FTS International, Inc. 144A company
guaranty sr. sub. FRN 8.746%, 6/15/20	115,000	115,288

Halcon Resources Corp. 144A company
guaranty notes 12.00%, 2/15/22	130,000	146,900

Holly Energy Partners LP/Holly Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 6.00%, 8/1/24	535,000	557,738

Laredo Petroleum, Inc. company
guaranty sr. unsec. notes 7.375%, 5/1/22	415,000	419,150

Laredo Petroleum, Inc. company
guaranty sr. unsec. sub. notes 5.625%, 1/15/22	145,000	140,650

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 7.00%, 3/31/24 (Canada)	220,000	171,050

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6.375%, 1/30/23 (Canada)	140,000	108,150

MEG Energy Corp. 144A notes 6.50%, 1/15/25
(Canada)	155,000	141,050

Murray Energy Corp. 144A notes 11.25%, 4/15/21	340,000	256,700

Newfield Exploration Co. sr. unsec.
unsub. notes 5.75%, 1/30/22	615,000	647,288

Newfield Exploration Co. sr. unsec.
unsub. notes 5.375%, 1/1/26	420,000	434,700

Noble Holding International, Ltd. company
guaranty sr. unsec. unsub. notes 7.75%, 1/15/24	470,000	371,888

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6.50%, 11/1/21	130,000	126,425

Oasis Petroleum, Inc. company guaranty sr. unsec.
sub. notes 6.875%, 1/15/23	620,000	599,850

Oasis Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 6.875%, 3/15/22	190,000	184,300

Parsley Energy LLC/Parsley Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.375%,
1/15/25	415,000	418,113

Precision Drilling Corp. company
guaranty sr. unsec. notes 5.25%, 11/15/24
(Canada)	15,000	13,088

Precision Drilling Corp. 144A company
guaranty sr. unsec. notes 7.75%, 12/15/23
(Canada)	430,000	427,850

Range Resources Corp. 144A company
guaranty sr. unsec. sub. notes 5.75%, 6/1/21	770,000	785,400

Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. sub. notes 5.625%,
11/15/23	270,000	256,500

Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. sub. notes 5.625%,
7/15/22	295,000	283,938

SemGroup Corp. 144A company guaranty sr. unsec.
notes 6.375%, 3/15/25	335,000	324,113

Seven Generations Energy, Ltd. 144A sr. unsec.
bonds 6.75%, 5/1/23 (Canada)	225,000	234,000

Seven Generations Energy, Ltd. 144A sr. unsec.
sub. notes 8.25%, 5/15/20 (Canada)	550,000	574,750

Seventy Seven Energy, Inc. escrow sr. unsec.
notes 6.50%, 7/15/22 F	345,000	35

Seventy Seven Operating, LLC escrow company
guaranty sr. unsec. unsub. notes 6.625%,
11/15/19 F	770,000	77

Shelf Drilling Holdings, Ltd. 144A company
guaranty notes 9.50%, 11/2/20	350,000	339,500

6	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount	Value

Energy cont.
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	$720,000	$700,200

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	490,000	433,650

SM Energy Co. sr. unsec. unsub. notes 6.75%,
9/15/26	280,000	267,310

SM Energy Co. sr. unsec. unsub. notes 6.125%,
11/15/22	50,000	47,500

Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. bonds 5.375%, 2/1/27	290,000	300,150

Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. notes 5.125%, 2/1/25	145,000	149,350

Tesoro Logistics LP/Tesoro Logistics
Finance Corp. company guaranty sr. unsec.
notes 5.25%, 1/15/25	200,000	210,000

Weatherford International, Ltd. company
guaranty sr. unsec. unsub. notes 8.25%, 6/15/23	95,000	95,000

Weatherford International, Ltd. 144A company
guaranty sr. unsec. sub. notes 9.875%, 2/15/24	170,000	177,650

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 8.75%, 3/15/32	195,000	250,088

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 7.75%, 6/15/31	200,000	238,000

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	100,000	108,500

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	705,000	740,250

		23,687,476
Entertainment (2.0%)
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.875%, 2/15/22	90,000	94,050

AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 6/15/25	420,000	436,800

AMC Entertainment Holdings, Inc. 144A company
guaranty sr. unsec. sub. bonds 6.125%, 5/15/27	200,000	211,062

AMC Entertainment Holdings, Inc. 144A sr. unsec.
sub. bonds 5.875%, 11/15/26	305,000	317,963

Cinemark USA, Inc. company guaranty sr. unsec.
notes 5.125%, 12/15/22	405,000	417,150

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 6/1/23	160,000	163,450

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. sub. notes 4.875%, 11/1/20	560,000	597,100

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	225,000	245,765

Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/24	230,000	233,450

Regal Entertainment Group sr. unsec.
sub. notes 5.75%, 2/1/25	165,000	169,950

Regal Entertainment Group sr. unsec.
sub. notes 5.75%, 6/15/23	435,000	452,400

Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 4/15/27	570,000	587,100

Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 7/31/24	715,000	719,376

		4,645,616
Financials (8.2%)
Alliance Data Systems Corp. 144A company
guaranty sr. unsec. notes 5.375%, 8/1/22	490,000	494,900

Alliant Holdings Intermediate, LLC 144A
sr. unsec. notes 8.25%, 8/1/23	265,000	281,563

Ally Financial, Inc. company guaranty sr. unsec.
notes 8.00%, 11/1/31	990,000	1,212,750

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount		Value

Financials cont.
Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25		$540,000	$568,350

American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58		360,000	486,000

ASP AMC Merger Sub, Inc. 144A sr. unsec.
notes 8.00%, 5/15/25		475,000	450,063

Banco Bilbao Vizcaya Argentaria SA jr. unsec.
sub. FRB 9.00%, perpetual maturity (Spain)		200,000	208,250

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity		215,000	233,275

Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6.50%, perpetual maturity		270,000	300,221

CIT Group, Inc. sr. unsec. sub. notes 5.00%,
8/1/23		815,000	878,163

CIT Group, Inc. sr. unsec. unsub. notes 5.00%,
8/15/22		220,000	237,050

Citigroup, Inc. jr. unsec. sub. FRN Ser. T,
6.25%, perpetual maturity		175,000	194,141

CNG Holdings, Inc./OH 144A sr. notes 9.375%,
5/15/20		595,000	526,575

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25		440,000	465,960

Credit Acceptance Corp. company
guaranty sr. unsec. notes 7.375%, 3/15/23		265,000	275,600

Credit Acceptance Corp. company
guaranty sr. unsec. notes 6.125%, 2/15/21		180,000	184,500

Credit Suisse Group AG 144A jr. unsec. sub. FRN
6.25%, perpetual maturity (Switzerland)		500,000	530,625

DFC Finance Corp. 144A company
guaranty sr. notes 10.50%, 6/15/20		380,000	224,200

Dresdner Funding Trust I 144A jr. unsec.
sub. notes 8.151%, 6/30/31		510,000	640,334

ESH Hospitality, Inc. 144A company
guaranty sr. unsec. notes 5.25%, 5/1/25 R		545,000	564,756

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A
sr. unsec. sub. notes 8.125%, 7/15/19 ‡‡		130,000	130,325

HUB International, Ltd. 144A sr. unsec.
notes 7.875%, 10/1/21		605,000	630,713

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.75%, 2/1/24		300,000	312,780

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.25%, 2/1/22		290,000	302,325

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5.875%, 2/1/22		235,000	240,581

Intelsat Connect Finance SA 144A company
guaranty sr. unsec. sub. notes 12.50%, 4/1/22
(Luxembourg)		25,000	22,469

iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R		185,000	189,625

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.80%, 3/15/37		255,000	317,636

Lloyds Bank PLC jr. unsec. sub. FRN Ser.
EMTN, 13.00%, perpetual maturity
(United Kingdom)	GBP	115,000	281,402

Lloyds Banking Group PLC jr. unsec. sub. FRB
7.50%, perpetual maturity (United Kingdom)		$328,000	361,825

LPL Holdings, Inc. 144A company
guaranty sr. unsec. notes 5.75%, 9/15/25		500,000	520,000

Putnam VT High Yield Fund	7

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount	Value

Financials cont.
MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc. company
guaranty sr. unsec. notes 5.625%, 5/1/24 R	$205,000	$223,450

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 6.50%,
7/1/21	575,000	587,938

OneMain Financial Holdings, LLC 144A company
guaranty sr. unsec. sub. notes 6.75%, 12/15/19	235,000	246,750

OneMain Financial Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 7.25%, 12/15/21	235,000	247,044

Provident Funding Associates LP/PFG Finance Corp.
144A sr. unsec. notes 6.375%, 6/15/25	505,000	517,625

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 7.648%, perpetual maturity
(United Kingdom)	1,155,000	1,417,763

Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 8.25%, 12/15/20	175,000	196,438

Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 6.125%, 5/15/22	300,000	316,500

Stearns Holdings, Inc. 144A company
guaranty sr. notes 9.375%, 8/15/20	557,000	573,710

Tempo Acquisition, LLC/Tempo Acquisition
Finance Corp. 144A sr. unsec. notes 6.75%,
6/1/25	395,000	403,888

TMX Finance, LLC/TitleMax Finance Corp. 144A
company guaranty sr. notes 8.50%, 9/15/18	415,000	394,250

TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
company guaranty sr. unsec. unsub. notes 5.875%,
6/15/24	480,000	506,400

USIS Merger Sub, Inc. 144A sr. unsec.
notes 6.875%, 5/1/25	430,000	437,525

Werner FinCo LP/Werner FinCo, Inc. 144A company
guaranty sr. unsec. notes 8.75%, 7/15/25	480,000	483,600

		18,819,838
Forest products and packaging (3.2%)
Boise Cascade Co. 144A company
guaranty sr. unsec. notes 5.625%, 9/1/24	785,000	808,550

BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	480,000	490,200

BWAY Holding Co. 144A sr. unsec. notes 7.25%,
4/15/25	855,000	867,825

Coveris Holdings SA 144A company
guaranty sr. unsec. notes 7.875%, 11/1/19
(Luxembourg)	670,000	659,950

Flex Acquisition Co., Inc. 144A sr. unsec.
notes 6.875%, 1/15/25	555,000	577,200

Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 4.875%, 9/15/24	835,000	852,744

Mercer International, Inc. company
guaranty sr. unsec. notes 7.75%, 12/1/22
(Canada)	900,000	964,125

Mercer International, Inc. 144A sr. unsec.
notes 6.50%, 2/1/24 (Canada)	120,000	125,303

Norbord, Inc. 144A company
guaranty sr. notes 6.25%, 4/15/23 (Canada)	690,000	739,128

Pactiv, LLC sr. unsec. unsub. bonds 8.375%,
4/15/27	65,000	74,588

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 6.875%, 7/15/33	375,000	431,250

Smurfit Kappa Treasury Funding, Ltd. company
guaranty sr. unsec. unsub. notes 7.50%, 11/20/25
(Ireland)	645,000	770,775

		7,361,638

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount		Value

Gaming and lottery (3.7%)
Boyd Gaming Corp. company guaranty sr. unsec.
sub. notes 6.875%, 5/15/23		$340,000	$363,800

Boyd Gaming Corp. company guaranty sr. unsec.
unsub. notes 6.375%, 4/1/26		170,000	183,813

CCM Merger, Inc. 144A sr. unsec. notes 6.00%,
3/15/22		170,000	174,250

Eldorado Resorts, Inc. company
guaranty sr. unsec. unsub. notes 7.00%, 8/1/23		580,000	627,125

Eldorado Resorts, Inc. 144A sr. unsec.
unsub. notes 6.00%, 4/1/25		130,000	137,800

Great Canadian Gaming Corp. 144A
company guaranty sr. unsec. notes
6.625%, 7/25/22 (Canada)	CAD	740,000	590,608

Jack Ohio Finance, LLC/Jack Ohio Finance 1
Corp. 144A company guaranty notes 10.25%,
11/15/22		$910,000	998,725

Jack Ohio Finance, LLC/Jack Ohio Finance 1
Corp. 144A company guaranty sr. notes 6.75%,
11/15/21		1,170,000	1,222,650

Jacobs Entertainment, Inc. 144A notes 7.875%,
2/1/24		170,000	184,450

Penn National Gaming, Inc. 144A sr. unsec.
notes 5.625%, 1/15/27		340,000	346,375

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 6.125%, 8/15/21		790,000	797,900

Scientific Games International, Inc. company
guaranty sr. unsec. notes 10.00%, 12/1/22		1,565,000	1,715,631

Scientific Games International, Inc. company
guaranty sr. unsec. sub. notes 6.25%, 9/1/20		180,000	178,425

Scientific Games International, Inc. 144A company
guaranty sr. notes 7.00%, 1/1/22		510,000	543,150

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
144A company guaranty sr. unsec.
sub. notes 5.25%, 5/15/27		370,000	379,019

			8,443,721
Health care (6.8%)
AMAG Pharmaceuticals, Inc. 144A company
guaranty sr. unsec. notes 7.875%, 9/1/23		325,000	312,406

Centene Corp. sr. unsec. unsub. notes 6.125%,
2/15/24		500,000	540,590

Centene Corp. sr. unsec. unsub. notes 4.75%,
1/15/25		135,000	138,713

Centene Corp. sr. unsec. unsub. notes 4.75%,
5/15/22		350,000	365,313

CHS/Community Health Systems, Inc. company
guaranty sr. notes 6.25%, 3/31/23		215,000	221,955

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. notes 6.875%, 2/1/22		1,145,000	1,000,444

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8.00%, 11/15/19		65,000	65,325

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 7.125%, 7/15/20		170,000	165,538

Concordia International Corp. 144A company
guaranty sr. unsec. notes 7.00%, 4/15/23 (Canada)		540,000	81,000

Concordia International Corp. 144A
sr. notes 9.00%, 4/1/22 (Canada)		90,000	67,950

Eagle Holding Co II, LLC 144A sr. unsec.
unsub. notes 7.625%, 5/15/22 ‡‡		155,000	159,456

Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. unsub. notes 6.00%,
7/15/23 (Ireland)		810,000	680,400

Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 5.375%, 1/15/23		250,000	208,750

8	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount	Value

Health care cont.
Halyard Health, Inc. company guaranty sr. unsec.
unsub. notes 6.25%, 10/15/22	$340,000	$354,450

HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	470,000	506,895

HCA, Inc. company guaranty sr. notes 6.50%,
2/15/20	830,000	905,738

HCA, Inc. company guaranty sr. sub. bonds 5.50%,
6/15/47	765,000	791,775

HCA, Inc. company guaranty sr. unsec.
unsub. notes 7.50%, 2/15/22	210,000	241,763

Jaguar Holding Co. II/Pharmaceutical Product
Development, LLC 144A company
guaranty sr. unsec. notes 6.375%, 8/1/23	490,000	516,338

Kinetic Concepts, Inc./KCI USA, Inc. 144A company
guaranty sub. notes 12.50%, 11/1/21	370,000	416,250

Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sr. unsec. unsub. notes 5.50%, 4/15/25
(Luxembourg)	345,000	302,738

Molina Healthcare, Inc. company
guaranty sr. unsec. notes 5.375%, 11/15/22	350,000	370,563

Molina Healthcare, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 6/15/25	90,000	90,675

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical
Diagnostics SA 144A sr. unsec. notes 6.625%,
5/15/22	815,000	778,325

Patheon Holdings I BV 144A sr. unsec.
sub. notes 7.50%, 2/1/22 (Netherlands)	225,000	239,063

Service Corp. International/US sr. unsec.
notes 5.375%, 1/15/22	765,000	787,950

Service Corp. International/US sr. unsec.
unsub. notes 5.375%, 5/15/24	370,000	390,776

Sterigenics-Nordion Holdings, LLC 144A sr. unsec.
notes 6.50%, 5/15/23	310,000	319,300

Tenet Healthcare Corp. company guaranty sr. FRN
4.746%, 6/15/20	690,000	696,900

Tenet Healthcare Corp. company
guaranty sr. sub. notes 6.00%, 10/1/20	715,000	765,944

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 6.125%,
4/15/25	835,000	706,619

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5.875%, 5/15/23	480,000	411,600

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5.50%, 3/1/23	265,000	224,916

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5.375%,
3/15/20	845,000	816,481

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsub. notes 7.00%, 3/15/24	500,000	525,625

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsub. notes 6.50%, 3/15/22	165,000	173,044

WellCare Health Plans, Inc. sr. unsec.
notes 5.25%, 4/1/25	220,000	230,450

		15,572,018
Homebuilding (1.9%)
Brookfield Residential Properties, Inc. 144A
company guaranty sr. unsec. notes 6.50%,
12/15/20 (Canada)	645,000	665,963

Brookfield Residential
Properties, Inc./Brookfield Residential US Corp.
144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	250,000	260,000

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount	Value

Homebuilding cont.
CalAtlantic Group, Inc. company
guaranty sr. unsec. sub. notes 6.25%, 12/15/21	$45,000	$50,400

CalAtlantic Group, Inc. company
guaranty sr. unsec. sub. notes 5.875%, 11/15/24	285,000	308,869

Howard Hughes Corp. (The) 144A sr. unsec.
notes 5.375%, 3/15/25	930,000	950,925

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 11/15/22	90,000	95,625

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 4/1/21	70,000	74,200

Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	120,000	122,550

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	620,000	636,926

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7.875%, 6/15/32	685,000	798,025

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 3/1/26	15,000	15,975

Realogy Group, LLC/Realogy Co-Issuer Corp. 144A
company guaranty sr. unsec. notes 4.875%, 6/1/23	355,000	357,663

		4,337,121
Lodging/Tourism (1.4%)
Caesars Growth Properties Holdings, LLC/Caesars
Growth Properties Finance, Inc. company
guaranty notes 9.375%, 5/1/22	685,000	743,225

Diamond Resorts International, Inc. 144A
sr. notes 7.75%, 9/1/23	755,000	798,413

Diamond Resorts International, Inc. 144A
sr. unsec. notes 10.75%, 9/1/24	545,000	577,700

Hilton Worldwide Finance, LLC/Hilton Worldwide
Finance Corp. 144A sr. unsec. bonds 4.875%, 4/1/27	535,000	559,744

MGM Resorts International company
guaranty sr. unsec. unsub. notes 8.625%, 2/1/19	95,000	104,500

MGM Resorts International company
guaranty sr. unsec. unsub. notes 6.625%, 12/15/21	125,000	140,000

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A company
guaranty sr. unsub. notes 5.875%, 5/15/25	370,000	360,750

		3,284,332
Media (0.9%)
EMI Music Publishing Group North America
Holdings, Inc. 144A sr. unsec. notes 7.625%, 6/15/24	570,000	634,125

EW Scripps Co. (The) 144A company
guaranty sr. unsec. notes 5.125%, 5/15/25	285,000	293,550

Nielsen Co. Luxembourg Sarl (The) 144A company
guaranty sr. unsec. notes 5.00%, 2/1/25
(Luxembourg)	270,000	276,750

Nielsen Co. Luxembourg Sarl (The) 144A company
guaranty sr. unsec. sub. notes 5.50%, 10/1/21
(Luxembourg)	155,000	160,425

Nielsen Finance, LLC/Nielsen Finance Co. 144A
company guaranty sr. unsec. sub. notes 5.00%,
4/15/22	345,000	357,938

WMG Acquisition Corp. 144A company guaranty
sr. notes 5.00%, 8/1/23	390,000	399,750

		2,122,538
Metals (4.4%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9.375%, 6/1/19	495,000	536,456

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 5.95%, 1/15/21	85,000	85,213

Putnam VT High Yield Fund	9

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount	Value

Metals cont.
Anglo American Capital PLC 144A company
guaranty sr. unsec. notes 4.75%, 4/10/27
(United Kingdom)	$270,000	$277,371

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%,
6/1/25 (France)	375,000	420,000

ArcelorMittal SA sr. unsec. unsub. notes 7.50%,
10/15/39 (France)	195,000	218,644

Constellium NV 144A company guaranty sr. unsec.
notes 5.75%, 5/15/24 (Netherlands)	315,000	292,163

Constellium NV 144A sr. unsec. notes 6.625%,
3/1/25 (Netherlands)	250,000	237,500

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	380,000	371,450

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.25%, 4/1/23 (Canada)	270,000	264,600

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.25%, 5/15/22 (Canada)	490,000	501,025

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.00%, 2/15/21 (Canada)	280,000	287,000

Freeport-McMoRan, Inc. company
guaranty sr. unsec. notes 6.875%, 2/15/23
(Indonesia)	495,000	522,532

Freeport-McMoRan, Inc. company
guaranty sr. unsec. notes 3.55%, 3/1/22
(Indonesia)	270,000	253,039

Freeport-McMoRan, Inc. company
guaranty sr. unsec. sub. notes 6.75%, 2/1/22
(Indonesia)	85,000	87,975

Grinding Media, Inc./MC Grinding Media
Canada, Inc. 144A sr. sub. notes 7.375%, 12/15/23	130,000	141,375

HudBay Minerals, Inc. 144A company
guaranty sr. unsec. notes 7.625%, 1/15/25
(Canada)	430,000	450,425

Joseph T Ryerson & Son, Inc. 144A
sr. notes 11.00%, 5/15/22	370,000	418,563

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 6.25%, 11/15/22 (Canada)	365,000	375,038

New Gold, Inc. 144A sr. unsec. notes 6.375%,
5/15/25 (Canada)	125,000	128,906

Novelis Corp. 144A company guaranty sr. unsec.
bonds 5.875%, 9/30/26	605,000	623,150

Novelis Corp. 144A company guaranty sr. unsec.
notes 6.25%, 8/15/24	365,000	381,881

Park-Ohio Industries, Inc. 144A company
guaranty sr. unsec. notes 6.625%, 4/15/27	500,000	525,000

Steel Dynamics, Inc. company guaranty sr. unsec.
notes 5.00%, 12/15/26	160,000	164,200

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 8/15/22	835,000	865,269

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 10/1/24	265,000	281,563

Teck Resources, Ltd. company guaranty sr. unsec.
unsub. notes 4.75%, 1/15/22 (Canada)	100,000	103,500

Teck Resources, Ltd. company guaranty sr. unsec.
unsub. notes 3.75%, 2/1/23 (Canada)	170,000	165,538

Teck Resources, Ltd. 144A company
guaranty sr. unsec. notes 8.50%, 6/1/24 (Canada)	70,000	80,763

TMS International Corp. 144A company
guaranty sr. unsec. sub. notes 7.625%, 10/15/21	520,000	526,500

Zekelman Industries, Inc. 144A company
guaranty sr. notes 9.875%, 6/15/23	500,000	561,875

		10,148,514

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount	Value

Retail (1.4%)
Bon-Ton Department Stores, Inc. (The) company
guaranty notes 8.00%, 6/15/21	$505,000	$203,263

JC Penney Corp., Inc. company guaranty sr. unsec.
unsub. notes 5.65%, 6/1/20	45,000	44,269

Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9.75%, 10/15/19 ‡‡	500,000	492,500

Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7.125%, 6/1/28	475,000	318,250

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.75%,
10/15/21 ‡‡	300,000	144,000

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.00%, 10/15/21	820,000	453,050

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 10/1/22	395,000	407,838

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.50%, 5/15/26	175,000	174,125

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.375%, 12/1/24	450,000	452,813

PetSmart, Inc. 144A sr. unsec. notes 7.125%,
3/15/23	170,000	151,300

Wolverine World Wide, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 9/1/26	325,000	320,531

		3,161,939
Technology (4.2%)
Avaya, Inc. 144A company
guaranty sr. notes 7.00%, 4/1/19 (In default) †	1,150,000	922,875

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. unsec. notes 7.125%,
6/15/24	1,410,000	1,549,951

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. notes 5.45%, 6/15/23	400,000	434,068

First Data Corp. 144A company guaranty sr. unsec.
unsub. notes 7.00%, 12/1/23	375,000	400,313

First Data Corp. 144A notes 5.75%, 1/15/24	570,000	592,088

First Data Corp. 144A sr. notes 5.375%, 8/15/23	375,000	391,875

Inception Merger Sub, Inc./Rackspace
Hosting, Inc. 144A sr. unsec. notes 8.625%,
11/15/24	670,000	713,550

Infor Software Parent, LLC/Infor Software
Parent, Inc. 144A company guaranty sr. unsec.
notes 7.125%, 5/1/21 ‡‡	790,000	813,700

Infor US, Inc. company guaranty sr. unsec.
notes 6.50%, 5/15/22	600,000	621,000

Iron Mountain, Inc. company guaranty sr. unsec.
notes 6.00%, 8/15/23 R	615,000	653,438

Micron Technology, Inc. company
guaranty sr. unsec. unsub. notes 5.875%, 2/15/22	590,000	617,288

Plantronics, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 5/31/23	760,000	795,150

Solera, LLC / Solera Finance, Inc. 144A
sr. unsec. notes 10.50%, 3/1/24	925,000	1,062,594

		9,567,890
Textiles (0.1%)
Hanesbrands, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	325,000	329,875

		329,875
Tire and rubber (0.3%)
American Tire Distributors, Inc. 144A sr. unsec.
sub. notes 10.25%, 3/1/22	730,000	755,550

		755,550

10	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (86.3%)* cont.	Principal amount	Value

Transportation (0.7%)
Air Medical Merger Sub Corp. 144A sr. unsec.
notes 6.375%, 5/15/23	$680,000	$644,300

Watco Cos., LLC/Watco Finance Corp. 144A
company guaranty sr. unsec. notes 6.375%, 4/1/23	930,000	969,525

		1,613,825
Utilities and power (3.2%)
AES Corp./Virginia (The) sr. unsec. notes 8.00%,
6/1/20	200,000	231,500

AES Corp./Virginia (The) sr. unsec. notes 5.50%,
4/15/25	520,000	544,700

AES Corp./Virginia (The) sr. unsec. notes 4.875%,
5/15/23	255,000	259,781

AES Corp./Virginia (The) sr. unsec.
unsub. notes 7.375%, 7/1/21	655,000	749,975

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	925,000	867,188

Calpine Corp. 144A company
guaranty sr. notes 6.00%, 1/15/22	180,000	185,850

Calpine Corp. 144A company
guaranty sr. sub. notes 5.875%, 1/15/24	145,000	149,350

Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85%, 6/15/37	445,000	497,474

Dynegy, Inc. company guaranty sr. unsec.
notes 7.375%, 11/1/22	560,000	553,000

Dynegy, Inc. company guaranty sr. unsec.
notes 6.75%, 11/1/19	295,000	304,219

Dynegy, Inc. company guaranty sr. unsec.
unsub. notes 7.625%, 11/1/24	330,000	320,100

Energy Transfer Equity LP sr. sub. notes 5.875%,
1/15/24	290,000	307,400

GenOn Americas Generation, LLC sr. unsec.
notes 9.125%, 5/1/31 (In default) †	215,000	191,350

GenOn Americas Generation, LLC sr. unsec.
notes 8.50%, 10/1/21 (In default) †	265,000	237,175

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%,
10/15/20 (In default) †	160,000	95,200

NRG Energy, Inc. company guaranty sr. unsec.
notes 7.25%, 5/15/26	375,000	387,188

NRG Energy, Inc. company guaranty sr. unsec.
notes 6.625%, 1/15/27	555,000	555,694

NRG Energy, Inc. company guaranty sr. unsec.
sub. notes 7.875%, 5/15/21	292,000	301,490

Southern Star Central Corp. 144A sr. unsec.
notes 5.125%, 7/15/22	525,000	534,188

Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. escrow company
guaranty sr. notes 11.50%, 10/1/20	415,000	1,038

		7,273,860

Total corporate bonds and notes (cost $194,742,397)		$198,416,913

SENIOR LOANS (5.7%)* [c]	Principal amount	Value

Basic materials (0.4%)
New Arclin US Holding Corp. bank term loan FRN
10.17%, 2/14/25	$100,000	$101,500

Solenis International LP bank term loan FRN
7.952%, 7/31/22	415,000	412,925

Solenis International LP bank term loan FRN
4.452%, 7/31/21	240,978	241,354

TMS International Corp. bank term loan FRN
Ser. B, 4.672%, 10/16/20	239,834	240,434

		996,213

SENIOR LOANS (5.7%)* [c] cont.	Principal amount	Value

Capital goods (0.2%)
Harsco Corp. bank term loan FRN Ser. B, 6.063%,
11/2/23	$194,025	$197,057

Vertiv Intermediate Holding II Corp. bank term
loan FRN Ser. B, 5.06%, 11/30/23	232,241	233,112

		430,169
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8.545%, 3/3/21	440,000	441,833

		441,833
Consumer cyclicals (2.6%)
Academy, Ltd. bank term loan FRN Ser. B, 5.168%,
7/2/22	548,888	428,537

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B6, 11.75%,
3/1/18 (In default) †	745,820	888,458

Caesars Growth Properties Holdings, LLC bank term
loan FRN Ser. L, 4.045%, 5/8/21	900,762	904,140

CPG International, Inc. bank term loan FRN
4.897%, 5/3/24	196,336	195,927

Getty Images, Inc. bank term loan FRN Ser. B,
4.75%, 10/18/19	711,838	654,891

iHeartCommunications, Inc. bank term loan FRN
Ser. D, 7.795%, 1/30/19	639,000	519,507

J Crew Group, Inc. bank term loan FRN Ser. B,
4.128%, 3/5/21	279,949	165,870

Navistar, Inc. bank term loan FRN Ser. B, 5.09%,
8/7/20	892,092	900,640

PetSmart, Inc. bank term loan FRN Ser. B, 4.22%,
3/10/22	170,000	157,463

Talbots, Inc. (The) bank term loan FRN 9.545%,
3/19/21	214,874	183,717

Talbots, Inc. (The) bank term loan FRN 5.545%,
3/19/20	338,316	316,325

VGD Merger Sub, LLC bank term loan FRN 8.716%,
8/18/24	250,000	254,375

Yonkers Racing Corp. bank term loan FRN 4.30%,
5/31/24	430,000	429,463

		5,999,313
Consumer staples (0.7%)
Brand Energy & Infrastructure Services, Inc. bank
term loan FRN 5.491%, 6/21/24	750,000	746,625

Del Monte Foods, Inc. bank term loan FRN 8.69%,
8/18/21	380,000	254,600

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4.544%, 9/7/23	590,538	548,954

		1,550,179
Energy (0.6%)
Chesapeake Energy Corp. bank term loan FRN
8.686%, 8/23/21	780,000	829,725

FTS International, Inc. bank term loan FRN
Ser. B, 5.795%, 4/16/21	520,000	418,167

MEG Energy Corp. bank term loan FRN 4.696%,
12/31/23	135,000	131,119

		1,379,011
Financials (0.2%)
ASP AMC Merger Sub, Inc. bank term loan FRN
Ser. B, 4.573%, 4/13/24	245,860	243,197

Capital Automotive LP bank term loan FRN 7.03%,
3/24/25	170,000	171,983

VGD Merger Sub, LLC bank term loan FRN 4.47%,
8/18/23	93,977	94,195

		509,375

Putnam VT High Yield Fund	11

SENIOR LOANS (5.7%)* [c] cont.	Principal amount	Value

Health care (0.3%)
Concordia International Corp. bank term loan FRN
Ser. B, 5.501%, 10/21/21	$381,225	$284,132

Endo Luxembourg Finance Co. I Sarl bank term loan
FRN Ser. B, 5.313%, 4/27/24	200,000	201,344

Ortho-Clinical Diagnostics, Inc. bank term loan
FRN Ser. B, 4.783%, 6/30/21	115,000	114,322

		599,798
Technology (0.4%)
Avaya, Inc. bank term loan FRN Ser. B7, 6.417%,
5/29/20 (In default) †	594,336	477,449

CCC Information Services, Inc. bank term loan FRN
7.791%, 3/30/25	195,000	199,509

Kronos, Inc./MA bank term loan FRN 9.42%, 11/1/24	310,000	320,527

		997,485
Utilities and power (0.1%)
Dynegy Finance IV, Inc. bank term loan FRN
Ser. C, 4.339%, 2/7/24	239,400	238,743

		238,743

Total senior loans (cost $13,698,011)		$13,142,119

COMMON STOCKS (1.4%)*	Shares	Value

ACC Claims Holdings, LLC Class A (Units) † F	990,365	$5,942

Ally Financial, Inc.	23,420	489,478

Berry Plastics Group, Inc. †	5,075	289,326

Charter Communications, Inc. Class A †	695	234,111

CHC Group, LLC (acquired 3/23/17,
cost $32,379) (Cayman Islands) † ∆∆	2,233	15,631

CIT Group, Inc.	9,745	474,582

Gaming and Leisure Properties, Inc. R	12,258	461,759

Halcon Resources Corp. †	31,415	142,624

Keane Group, Inc. †	23,708	379,328

Live Nation Entertainment, Inc. †	3,790	132,082

Milagro Oil & Gas, Inc. (Units) † F	281	22,761

SandRidge Energy, Inc. †	11,676	200,944

Seven Generations Energy, Ltd. (Canada) †	12,595	215,712

Tervita Corp. Class A (Canada) †	748	5,335

Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. (Rights) † F	36,615	38,446

Triangle USA Petroleum Corp. † F	5,557	76,464

Tribune Media Co. Class 1C † F	93,841	23,460

Vantage Drilling International (Units) †	395	68,335

Total common stocks (cost $3,552,478)		$3,276,320

CONVERTIBLE PREFERRED STOCKS (1.3%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	636	$552,099

American Tower Corp. $5.50 cv. pfd. R	5,675	684,192

Belden, Inc. $6.75 cv. pfd.	2,500	258,375

EPR Properties Ser. C, $1.438 cv. pfd. R	13,177	375,956

iStar, Inc. $2.25 cv. pfd. R	4,862	246,406

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	3,775	371,913

Triangle USA Petroleum Corp. 6.75% cv. pfd. F	144	144,000

Tyson Foods, Inc. $2.375 cv. pfd.	3,735	253,607

Total convertible preferred stocks (cost $2,534,564)		$2,886,548

CONVERTIBLE BONDS AND NOTES (0.8%)*	Principal amount	Value

CHC Group, LLC/CHC Finance
Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $79,504)
(Cayman Islands) ∆∆	$114,839	$175,704

DISH Network Corp. 144A cv. sr. unsec.
bonds 3.375%, 8/15/26	468,000	567,450

CONVERTIBLE BONDS
AND NOTES (0.8%)* cont.	Principal amount	Value

Jazz US Holdings, Inc. cv. company
guaranty sr. unsec. notes 8.00%, 12/31/18	$323,000	$780,853

ON Semiconductor Corp. cv. company
guaranty sr. unsec. unsub. notes 1.00%, 12/1/20	357,000	370,388

Total convertible bonds and notes (cost $1,228,095)		$1,894,395

Expiration
WARRANTS (0.0%)*†	date	Strike price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	8,533	$5,290

Total warrants (cost $—)				$5,290

	Principal amount/
SHORT-TERM INVESTMENTS (3.7%)*		shares	Value

Putnam Short Term Investment Fund
1.07% L	Shares	8,506,508	$8,506,508

U.S. Treasury Bills 0.773%, 7/13/17 §		$106,000	105,977

U.S. Treasury Bills 0.798%, 7/6/17 §		10,000	9,999

Total short-term investments (cost $8,622,480)			$8,622,484

Total investments (cost $224,378,025)			$228,244,069

Key to holding’s currency abbreviations

CAD	Canadian Dollar
GBP	British Pound

Key to holding’s abbreviations

DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2017 through June 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $230,041,397.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $191,335, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

12	Putnam VT High Yield Fund

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $3,396,338 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/17 (aggregate face value $896,725) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Canadian Dollar	Sell	7/19/17	$130,742	$126,084	$(4,658)

JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	7/19/17	552,743	535,844	(16,899)

State Street Bank and Trust Co.

	Canadian Dollar	Sell	7/19/17	121,872	117,013	(4,859)

UBS AG

	British Pound	Sell	9/20/17	119,194	117,784	(1,410)

Total						$(27,826)

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/17 (Unaudited)
		Upfront			Payments	Unrealized
		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	Date	fund per annum	(depreciation)

NA HY Series 28 Index	B+/P	$248,713	$3,370,000	6/20/22	500 bp	$11,223

Total		$248,713				$11,223

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at June 30, 2017. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Putnam VT High Yield Fund	13

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Capital goods	$289,326	$—	$—

Communication services	234,111	—	5,942

Consumer cyclicals	132,082	—	23,460

Energy	1,006,943	81,799	22,761

Financials	1,425,819	—	—

Transportation	—	15,631	—

Utilities and power	—	38,446	—

Total common stocks	3,088,281	135,876	52,163

Convertible bonds and notes	—	1,894,395	—

Convertible preferred stocks	—	2,886,548	—

Corporate bonds and notes	—	198,416,801	112

Senior loans	—	13,142,119	—

Warrants	5,290	—	—

Short-term investments	8,506,508	115,976	—

Totals by level	$11,600,079	$216,591,715	$52,275

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(27,826)	$—

Credit default contracts	—	(237,490)	—

Totals by level	$—	$(265,316)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

14	Putnam VT High Yield Fund

Statement of assets and liabilities
6/30/17 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $215,871,517)	$219,737,561

Affiliated issuers (identified cost $8,506,508) (Notes 1 and 5)	8,506,508

Cash	57,729

Dividends, interest and other receivables	3,326,428

Receivable for shares of the fund sold	113,748

Receivable for investments sold	1,941,324

Total assets	233,683,298

Liabilities

Payable for investments purchased	2,470,361

Payable for purchases of delayed delivery securities (Note 1)	465,000

Payable for shares of the fund repurchased	251,248

Payable for compensation of Manager (Note 2)	106,813

Payable for custodian fees (Note 2)	12,511

Payable for investor servicing fees (Note 2)	26,667

Payable for Trustee compensation and expenses (Note 2)	191,116

Payable for administrative services (Note 2)	954

Payable for distribution fees (Note 2)	12,725

Payable for variation margin on centrally cleared swap contracts (Note 1)	8,046

Unrealized depreciation on forward currency contracts (Note 1)	27,826

Other accrued expenses	68,634

Total liabilities	3,641,901

Net assets	$230,041,397

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$268,532,689

Undistributed net investment income (Note 1)	5,369,377

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(47,710,849)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,850,180

Total — Representing net assets applicable to capital shares outstanding	$230,041,397

Computation of net asset value Class IA

Net assets	$168,399,107

Number of shares outstanding	26,470,080

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.36

Computation of net asset value Class IB

Net assets	$61,642,290

Number of shares outstanding	9,778,387

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.30

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund	15

Statement of operations
Six months ended 6/30/17 (Unaudited)

Investment income

Interest (including interest income of $34,174 from investments in affiliated issuers) (Note 5)	$7,252,824

Dividends	88,585

Total investment income	7,341,409

Expenses

Compensation of Manager (Note 2)	668,004

Investor servicing fees (Note 2)	83,455

Custodian fees (Note 2)	12,424

Trustee compensation and expenses (Note 2)	8,709

Distribution fees (Note 2)	82,688

Administrative services (Note 2)	2,823

Other	74,965

Total expenses	933,068

Expense reduction (Note 2)	(509)

Net expenses	932,559

Net investment income	6,408,850

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	1,458,554

Net realized gain on forward currency contracts (Note 1)	12,380

Net realized loss on foreign currency transactions (Note 1)	(224)

Net realized loss on swap contracts (Note 1)	(211,897)

Net unrealized appreciation of securities in unaffiliated investments during the period	1,771,944

Net unrealized depreciation of forward currency contracts during the period	(47,380)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,259

Net unrealized appreciation of swap contracts during the period	106,596

Net gain on investments	3,091,232

Net increase in net assets resulting from operations	$9,500,082

Statement of changes in net assets

	Six months
	ended	Year ended
	6/30/17*	12/31/16

Increase (decrease) in net assets

Operations:

Net investment income	$6,408,850	$13,481,201

Net realized gain (loss) on investments and foreign currency transactions	1,258,813	(8,925,674)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,832,419	31,217,119

Net increase in net assets resulting from operations	9,500,082	35,772,646

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(10,301,978)	(11,452,240)

Class IB	(3,356,130)	(5,001,079)

Decrease from capital share transactions (Note 4)	(14,781,116)	(505,895)

Total increase (decrease) in net assets	(18,939,142)	18,813,432

Net assets:

Beginning of period	248,980,539	230,167,107

End of period (including undistributed net investment income of $5,369,377 and $12,618,635, respectively)	$230,041,397	$248,980,539

* Unaudited.

The accompanying notes are an integral part of these financial statements.

16	Putnam VT High Yield Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/17†	$6.50	.18	.08	.26	(.40)	(.40)	$6.36	4.11*	$168,399	.36*	2.73*	23*

12/31/16	6.02	.35	.54	.89	(.41)	(.41)	6.50	15.66	175,839	.72[e]	5.68[e]	48

12/31/15	6.82	.38	(.69)	(.31)	(.49)	(.49)	6.02	(5.14)	172,830.70		5.80	35

12/31/14	7.13	.39	(.25)	.14	(.45)	(.45)	6.82	1.91	233,920.72		5.60	45

12/31/13	7.09	.44	.11	.55	(.51)	(.51)	7.13	8.10	283,240.74		6.25	43

12/31/12	6.61	.48	.55	1.03	(.55)	(.55)	7.09	16.34	305,127.75		7.04	47

Class IB

6/30/17†	$6.44	.17	.07	.24	(.38)	(.38)	$6.30	3.85*	$61,642	.48*	2.60*	23*

12/31/16	5.96	.33	.55	.88	(.40)	(.40)	6.44	15.55	73,141	.97[e]	5.39[e]	48

12/31/15	6.75	.36	(.69)	(.33)	(.46)	(.46)	5.96	(5.35)	57,337.95		5.54	35

12/31/14	7.07	.37	(.26)	.11	(.43)	(.43)	6.75	1.56	70,915.97		5.36	45

12/31/13	7.03	.41	.12	.53	(.49)	(.49)	7.07	7.85	102,957.99		5.98	43

12/31/12	6.56	.46	.54	1.00	(.53)	(.53)	7.03	16.01	92,450	1.00	6.79	47

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund	17

Notes to financial statements 6/30/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2017 through June 30, 2017.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities rated below-investment-grade. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash

18	Putnam VT High Yield Fund

dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $27,826 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their

Putnam VT High Yield Fund	19

relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2016, the fund had a capital loss carryover of $48,725,627 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$—	$12,334,397	$12,334,397	*

36,391,230	N/A	36,391,230	12/31/17

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $224,454,251, resulting in gross unrealized appreciation and depreciation of $10,220,335 and $6,430,517, respectively, or net unrealized appreciation of $3,789,818.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 30.9% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.281% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$60,098
Class IB	23,357

Total	$83,455

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $215 under the expense offset arrangements and by $294 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $176, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

20	Putnam VT High Yield Fund

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales

Investments in securities
(Long-term)	$51,436,412	$68,291,842

U.S. government securities
(Long-term)	—	—

Total	$51,436,412	$68,291,842

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/17		Year ended 12/31/16		Six months ended 6/30/17		Year ended 12/31/16

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,162,310	$7,519,083	3,106,558	$19,100,340	1,631,196	$10,245,525	11,268,118	$68,042,803

Shares issued in connection with
reinvestment of distributions	1,648,317	10,301,978	1,988,236	11,452,240	542,186	3,356,130	875,846	5,001,079

	2,810,627	17,821,061	5,094,794	30,552,580	2,173,382	13,601,655	12,143,964	73,043,882

Shares repurchased	(3,383,808)	(21,893,129)	(6,784,566)	(41,445,665)	(3,759,438)	(24,310,703)	(10,402,218)	(62,656,692)

Net increase (decrease)	(573,181)	$(4,072,068)	(1,689,772)	$(10,893,085)	(1,586,056)	$(10,709,048)	1,741,746	$10,387,190

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
					and Fair value
Affiliate	Fair value as of 12/31/16	Purchase cost	Sale proceeds	Investment income	as of 6/30/17

Short-term investments

Putnam Short Term Investment
Fund *	$11,373,189	$41,338,722	$44,205,403	$34,174	$8,506,508

Totals	$11,373,189	$41,338,722	$44,205,403	$34,174	$8,506,508

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$980,000

Centrally cleared credit default contracts (notional)	$3,400,000

Warrants (number of warrants)	9,000

Putnam VT High Yield Fund	21

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

			Payables, Net assets —
Credit contracts	Receivables	$—	Unrealized depreciation	$237,490*

Foreign exchange contracts	Receivables	—	Payables	27,826

Equity contracts	Investments	5,290	Payables	—

Total		$5,290		$265,316

*Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$(211,897)	$(211,897)

Foreign exchange contracts	—	12,380	—	12,380

Equity contracts	43,539	—	—	43,539

Total	$43,539	$12,380	$(211,897)	$(155,978)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$106,596	$106,596

Foreign exchange contracts	—	(47,380)	—	(47,380)

Equity contracts	(63,440)	—	—	(63,440)

Total	$(63,440)	$(47,380)	$106,596	$(4,224)

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital,
	Inc. (clearing		JPMorgan Chase	State Street Bank
	broker)	Citibank, N.A.	Bank N.A.	and Trust Co.	UBS AG	Total

Assets:

Centrally cleared credit
default contracts§	$—	$—	$—	$—	$—	$—

Forward currency contracts#	—	—	—	—	—	—

Total Assets	$—	$—	$—	$—	$—	$—

Liabilities:

Centrally cleared credit
default contracts§	8,046	—	—	—	—	8,046

Forward currency contracts#	—	4,658	16,899	4,859	1,410	27,826

Total Liabilities	$8,046	$4,658	$16,899	$4,859	$1,410	$35,872

Total Financial and Derivative
Net Assets	$(8,046)	$(4,658)	$(16,899)	$(4,859)	$(1,410)	$(35,872)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—

Net amount	$(8,046)	$(4,658)	$(16,899)	$(4,859)	$(1,410)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

22	Putnam VT High Yield Fund

Note 10 — New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

Putnam VT High Yield Fund	23

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds,

24	Putnam VT High Yield Fund

including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain this expense limitation until at least April 30, 2019 and has agreed to implement a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses until at least August 31, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year

Putnam VT High Yield Fund	25

and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper VP (Underlying Funds) — High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	2nd	1st

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 109, 103 and 96 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees believed that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

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Putnam VT High Yield Fund	27

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28	Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisor	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	Catharine Bond Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		Manoj P. Singh
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund	29

This report has been prepared for the shareholders	H511
of Putnam VT High Yield Fund.	VTSA034 306764 8/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 25, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 25, 2017